UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22843

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. Reports to Shareholders.

Brookfield Investment Management
2018
ANNUAL REPORT
September 30, 2018
Center Coast Brookfield MLP & Energy Infrastructure Fund

IN PROFILE
Brookfield Investment Management (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, energy infrastructure equities, real asset debt and diversified real assets. With over $19 billion of assets under management as of September 30, 2018, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with more than $330 billion of assets under management as of September 30, 2018. For more information, go to www.brookfield.com.
Center Coast Brookfield MLP & Energy Infrastructure Fund is managed by Brookfield Investment Management. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Annual Report for Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”) for the period from December 1, 2017 to September 30, 2018 (the “Period”). The Fund changed its fiscal year end from November 30 to September 30.
After a pullback during the first quarter of 2018, the MSCI World1 and S&P 500®2 Indexes hit yet another record high, returning 7.37% and 11.79% respectively over the period. The synchronized global economic expansion of 2017 continued throughout the first nine months of this year, with the U.S. firmly leading the world in terms of economic growth. U.S. small business optimism has reached its highest level in nearly a decade, while U.S. consumer sentiment still hovers near 10-year highs.3 For the calendar third quarter of 2018, U.S. GDP growth posted 3.5% year-over-year growth rate, while corporate profits grew by approximately 16% over the same period (the largest in six years)4. However, markets continued to contend with a number of headwinds including rising interest rates, the specter of higher inflation and escalating trade tensions with China.
In response to U.S. economic strength, the U.S. Federal Open Market Committee (FOMC) raised the federal funds rate on four occasions throughout the period (December, March, June, and September) to a target range of 2.0%-2.25%5. A fourth increase is expected by the end of 2018—not surprising given the notable removal of the word “accommodative” from the FOMC notes in the September 2018 press release. Meanwhile, monetary policy outside of the U.S. remains much more accommodative amid more muted consumer sentiment and softer economic data.
The spot price of West Texas Intermediate Crude Oil rose over 25% throughout the period closing at $73.16 per barrel. While U.S. crude oil production hit record levels, U.S. infrastructure bottlenecks, concerns around global supply shocks from Iran sanctions and economic turmoil in Venezuela have led to an increase in prices. Subsequent to period end, crude oil prices fell 30% in response to sanction waivers and fears that crude oil demand would slow with trade uncertainty, protectionism, and macro-economic malaise.
Global real asset returns were mixed throughout the period. Master limited partnerships were the best-performing real asset sector for the period. Global and U.S. real estate posted modest returns for the period while global infrastructure declined. Real asset debt posted positive returns for the period, outperforming broader-based high yield and investment grade indexes. Master limited partnerships were the best-performing real asset sector for the period but have given up some of that performance amid the recent crude oil price decline.
In addition to performance information, this report provides the Fund’s audited financial statements as of September 30, 2018.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Center Coast Brookfield MLP & Energy Infrastructure Fund
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Investment Management Inc.

2018 Annual Report1

Letter to Shareholders (continued)

Past performance is no guarantee of future results.
1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2 The S&P 500® Index is an equity index of 500 widely held, large-capitalization U.S. companies. Special cash dividends trigger a price adjustment in the price return index. Indices are not managed and an investor cannot invest directly in an index.
3 Source: : The National Federation of Independent Business Research Foundation and the University of Michigan Survey of Consumers.
4 Source: : U.S. Bureau of Economic of Economic Analysis, U.S. Department of Commerce.
5 Source: : The U.S. Federal Reserve.
Indices are not managed and an investor cannot invest directly in an index.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2018 and subject to change based on subsequent developments.
The Funds’ portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Funds currently hold these securities. Please refer to the Schedules of Investments contained in this report for a full listing of Funds’ holdings.
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Center Coast Brookfield MLP & Energy Infrastructure Fund

Management Discussion of Fund Performance
For the fiscal year ended September 30, 2018, Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) had a total return based on net asset value of 12.33% and a total return based on market price of 13.20%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $9.42 on September 30, 2018, the Fund’s shares had a distribution rate of 13.27%. The distribution rate is calculated as the annualized amount of the reporting period’s most recently declared monthly distribution paid divided by the stated stock price.
MARKET OVERVIEW
Introduction
A positive fundamental backdrop supported the midstream market in late 2017 but was ultimately overpowered by corporate finance announcements, capital markets fatigue, and other technical factors such as tax harvesting. Year-end tax harvesting has occurred consistently throughout the energy downturn, particularly in years with an absence of widespread losses in other market sectors. This appeared to cause indiscriminate selling across the board, but likely affected some names more than others. Despite this technical headwind, we thought that late-year federal tax reform could serve to boost sentiment for midstream products. Broadly speaking, we expected significant benefits for most investors of MLPs or MLP investment funds structured as C corporations from the new tax code, including the 20% pass-through income deduction and the lowering of the corporate tax rate.
So, heading into 2018, we were optimistic that the abatement of technical pressures would allow strong industry fundamentals to start to shine through—and that record production and midstream throughput, increasing commodity prices, cheap valuations, and the market’s recognition of a healthier, transitioning midstream sector would lift the figurative clouds that had been pervasive for the better part of four years.
January 2018-March 2018 Fund Summary Observations (-13.95% NAV Return; -12.08% Market Return)
Unfortunately, the market wasn’t ready to buy this turnaround story—early 2018 performance started off well then reversed quickly in February before accelerating downward from mid-March to quarter-end. This acceleration into quarter-end came after the FERC1 announced that regulated interstate gas and oil pipelines within the Master Limited Partnership (“MLP”) structure would no longer be able to recover an income tax allowance in cost-of-service rate-making. This was an unexpected policy change that caused a sell-off across all midstream equities, although we believed that most companies would ultimately experience little or no cash flow impact (more on that below).
Back in February, however, a handful of announcements like the NuStar and Macquarie Infrastructure Corporation distribution cuts took attention away from other positive developments prior to the unexpected FERC announcement that surprised an already wary investor base. Like many other times in this prolonged downturn, just as things started to recover, an unexpected issue popped up and disrupted the fragile recovery that had started to find traction—another tail started wagging the dog. We believe these company-specific events do not define the midstream story and do not fundamentally change its long-term trajectory, yet they continue to be a source of stress and confusion for investors looking for sustainable and drama-free market recovery.
March’s performance was mostly driven by the unexpected FERC announcement. Although we knew the FERC was looking at this issue, the announcement was surprising for several reasons. The prior FERC policy survived a legal challenge in 2007 and had been vetted through the court system. Most of the FERC commissioners were appointed by a pro-infrastructure, pro-energy administration. Also, the FERC failed to consider the complexities involved with this abrupt policy change and ended up creating more questions than answers.
The Alerian MLP Index traded down almost 8% in the seven days following the FERC announcement, and once again the entire midstream universe (C-Corps included) got painted with a broad brush. The types of assets that could be materially affected by this FERC ruling do not represent the entirety of the midstream value chain. We estimated that the March FERC ruling, at that time, could affect 1-2% of our universe’s cash flow in the aggregate. Yet the ultimate impact and timing is still unknown given the complexity and nuances involved in pipeline
2018 Annual Report3

Center Coast Brookfield MLP & Energy Infrastructure Fund

rate-making and the amount of analysis FERC needs to undertake. With minimal expected cash flow impairment and a prolonged timeline, we believe the magnitude of the market sell-off was most definitely overdone in the short time after the mid-March announcement.
For the few companies that did have moderate cash flow impact expectations, the market immediately priced in a worst-case scenario while also failing to recognize some of the potential mitigating factors. First, negotiated rates, which make up a substantial portion of cash flows on interstate pipelines, are not affected by the ruling. Second, rate cases are all encompassing and have many moving parts—income tax allowance is just one part of a larger equation (the FERC’s July update gave midstream companies a win by allowing for the removal of accumulated deferred income taxes from rate base). Lastly, all the companies that are facing cash flow headwinds due to the removal of the income tax allowance have an easy out—they are all owned by a C-Corp parent and could be bought out or restructured before cash flow degradation materializes. We have seen these announcements for nearly all of the MLPs that expected a moderate cash flow impact from the initial March FERC ruling.
Outside of the FERC policy reversal impacting a few names, not much changed from a fundamental perspective during this time period. We anticipated attractive cash flow growth in 2018 and that started to materialize in the weeks that followed as first quarter earnings were reported. Thus, valuation levels at the time suggested that the first quarter’s energy market was like the energy market of the 2008-2009 financial crisis or the sub-$30 crude oil market of early 2016. Sentiment continued to be extremely low; energy equities, and particularly MLPs, struggled to attract new investors. We hoped that the second quarter and a strong reporting period would start to turn the tide for midstream equities.
April 2018-June 2018 Fund Summary Observations (+12.41% NAV Return; +8.70% Market Return)
Midstream equities did indeed snap back in the second quarter, generating outperformance after the difficult first quarter that ended with a tremendous amount of investor frustration. While the handful of companies impacted by the FERC’s revised policies continued to underperform during the second quarter, the ability of the unimpacted companies to perform well suggested that investors were willing to ignore some of the noise. This was in stark contrast to other disruptive events over the past few years in which we saw midstream companies sold indiscriminately as a group regardless of fundamentals, including whether these events had any meaningful impact on midstream companies otherwise.
We presume that this dispersion and performance was the result of the positive industry fundamentals that were on display during the April-May earnings season. Growing production, demand, and exports filled many existing midstream assets to max capacity. As a result, the industry still needs to build new assets in key growth regions, and existing assets are being marketed to find new revenue opportunities. Further, regions with underutilized assets like the Eagle Ford, Haynesville, and Oklahoma received renewed attention and highlighted an opportunity for midstream companies to increase cash flow through operating leverage.
While we’ve spoken about industry fundamentals constantly over the last few years, first quarter earnings results provided the most tangible reflection of those fundamentals we could recall. The Fund’s holdings reported impressive year-over-year earnings before interest, tax, depreciation and amortization (“EBITDA”) growth by 25%, and we expected similarly impressive results to continue throughout the year. Continued earnings strength is a result of myriad factors, including: (i) record production of crude oil, natural gas, and natural gas liquids (“NGLs”); (ii) record exports of U.S. produced hydrocarbons and products; (iii) the completion of long-dated pipeline projects like EPD’s Midland-to-Sealy pipeline; (iv) record seasonal natural gas demand, and; (v) start-ups of the first few world-scale ethane crackers being built along the Gulf Coast.
However, as mentioned above, not every midstream equity performed well during the second quarter. Those few names impacted by the mid-March FERC policy change sold off with uncertainty, reduced growth estimates, and as many general partners waved the white flag to avoid rate degradation on cost-of-service interstate pipelines.
Unfortunately, in a few instances, historically strong and supportive sponsors demonstrated very little patience and either made statements or announced decisions that were severely detrimental to the limited partners. Instead of
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Center Coast Brookfield MLP & Energy Infrastructure Fund

support and patience, certain sponsors/general partners appeared reactionary and almost adversarial to the limited partners. Because of this, and in response to the associated uncertainty, certain partnerships experienced disproportionate equity price moves (losses of up to 50% for some) that far exceeded the potential FERC-related cash flow degradation (5%-15% of EBITDA by our estimates for those names). While we could not go back in time to avoid those situations, we moved forward with heightened awareness of sponsor alignment and management incentives. We believe these situations highlighted how the ongoing and accelerating “simplification” trend should benefit investors over the long term by better aligning general partners with limited partners and management teams with common equity investors. And that simplification trend continued with fervor during the second quarter.
There were a total of six limited partner acquisitions and one incentive distribution right (“IDR”) buy-out transaction in the second quarter, and a large portion of these were in response to the FERC announcement. We believe MLPs that were not impacted by the FERC policy change will look at their own fact patterns and circumstances to determine the best and most tax-efficient way of simplifying their corporate structure. Seeing that many midstream companies and investors prefer the tax-advantaged status of the MLP structure, and considering the potential tax consequences of a C-Corp conversion, we expect a large handful of companies to remain in a partnership structure. Others may indeed end up converting to a C-Corp structure, particularly if there is a pre-existing public C-Corp parent vehicle that might be able to utilize a basis step-up upon acquisition. When the dust settles, however, the underlying entities should be stronger and better aligned than they were previously—regardless of the corporate structure.
As the second quarter came to a close, crude oil price correlation was down, fundamentals stayed up, and the industry remained “under-built.” Further, the ability of many pipeline MLPs to outperform shortly after the unexpected FERC policy change felt like a reversal of some of the extreme bearishness that sold the group indiscriminately in the three years prior. As we entered July, there were still some simplifications and FERC issues to sort out while the asset class continued to make progress in its evolution—a process we like to call the transition from “Midstream 1.0” to “Midstream 2.0.”2
July 2018-September 2018 Fund Summary Observations (+10.23% NAV Return; +9.42% Market Return)
A strong mid-summer run overpowered a soft final few weeks to keep us squarely in the green during the third quarter. Looking back, most of the market strength occurred in the middle of earnings season. From the first earnings report on July 18th to the final one on August 9th, the AMZ returned nearly 11%, ending with its peak value for the quarter. Since this was one of the most fundamentally bullish earnings seasons we can recall, this feels like more than just coincidence.
There were, however, other notable events that also affected sector performance during the quarter. The FERC clarified its mid-March ruling on July 18th in a way that was viewed as incrementally positive to the handful of partnerships impacted by the initial ruling. The simplification wave also continued, with the highly-anticipated Energy Transfer announcement coming much sooner than projected and with more favorable terms than many had expected. The Enbridge MLP subsidiaries received revised takeout offers at higher premiums, and Dominion announced an offer to buy-out its MLP.
The weakness seen in the last few weeks of the third quarter was frustrating to many, particularly since crude oil prices rose higher at the end of the quarter. While it’s impossible to identify the exact cause with 100% certainty, we would highlight heightened regulatory concerns as a potential culprit. Currently there’s a ballot initiative that threatens future oil and gas production growth in Colorado, an important state for four or five companies in our investable universe. A couple of large pipeline projects also experienced delays and cost overruns due to state-level opposition. With the risk of these headwinds isolated and likely already priced into the market, we exited the quarter optimistic about another solid earnings season and an asset class that is well on its way to becoming more mature, simplified, self-funding, and incrementally investable. With more progress and continued execution at the operational level, we are cautiously optimistic that fund flows could improve, generalist investors could rotate, retail investors could return, and valuations could re-rate to a level more commensurate with the
2018 Annual Report5

Center Coast Brookfield MLP & Energy Infrastructure Fund

top-tier fundamental backdrop. In the meantime, we’ll take another solid quarter as a positive sign that things are heading in the right direction.

1 Federal Energy Regulatory Commission.
2 A term used to illustrate the evolution of the midstream sector from one that was previously characterized by capital funding from external sources, lower distribution coverage, and the presence of incentive distribution rights “IDRs,” to one that places a greater emphasis on self-funding of capital projects with excess cash flow (higher distribution coverage) and corporate governance simplification through the elimination of IDRs and/or structural combination of multiple affiliated public securities.
OPPORTUNISTIC TRANSACTIONS AND PRIVATE INVESTMENTS
During the fiscal 2018, the Fund executed a number of opportunistic transactions. Some were driven by positive biases around quarterly reporting, and another came from a privately negotiated secondary equity offering. The latter provided an attractive entry point due to a large equity issuance discount, but it also removed an equity overhang for that specific security. The earnings-driven trades were a result of having clear line of sight into material earnings beats for some of our core holdings. The Fund will continue to seek out attractive opportunistic transactions that fit well with our long-term investment objectives.
The Fund’s private equity joint venture has completed and commenced operations on all three major processing facilities contemplated at the formation of the joint venture. The facilities are crucial in debottlenecking one of North America’s most important resource basins. We continue to expect the joint venture to report a substantial ramp in cash flow throughout the remainder of 2018 and into 2019 now that all three plants are online and operational.
CONCLUSION
Even though the fiscal 2018 ended with a whimper in September, it wasn’t a bad one in the end—a positive 12.33% NAV return by the Fund; FERC clarification after March uncertainty; impressive earnings; bullish company guidance; improved LP premiums, and; continued progress on the structural evolution and progression to “Midstream 2.0.” This was accomplished even as the 10-year Treasury rate climbed above 3%, trade tensions escalated, and tariff talk increased the risk of a broader economic slowdown and reduced hydrocarbon exports out of the U.S. These macro factors are top of mind and increasingly important should the U.S. oil and gas market continue to gain global market share.
Yet domestic progress—supply, demand, and the critical need for more midstream assets—keeps us optimistic about the earnings and cash flow potential of our midstream investments. Coupled with an ongoing maturation of the asset class through simplification and self-funding, we believe the sector continues to improve and become more appealing to a broader set of investors. The catalyst for continued performance, in our opinion, is continued execution with fewer surprises. The outlook is exciting, and the plan ahead is a good one; if companies are able to execute the plan and deliver on stated objectives, we believe the future will be bright.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
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Center Coast Brookfield MLP & Energy Infrastructure Fund

Disclosure
All returns shown in USD.
Investing in Master Limited Partnerships (“MLPs”) involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase volatility. Energy infrastructure companies are subject to risks specific to the industry such as fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities, environmental hazards, changes in the macroeconomic or the regulatory environment or extreme weather. MLPs may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Additional management fees and other expenses are associated with investing in MLPs. Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities. Unlike most other open-end mutual funds, the Fund will be taxable as a regular corporation, or “C” corporation. Consequently, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received. Additionally, on a daily basis the Fund’s net asset value per share (“NAV”) will include a deferred tax expense (which reduces the Fund’s NAV) or asset (which increases the Fund’s NAV, unless offset by a valuation allowance). To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The Fund’s deferred tax expense or asset is based on estimates that could vary dramatically from the Fund’s actual tax liability/benefit and, therefore, could have a material impact on the Fund’s NAV. This material is provided for general and educational purposes only, and is not intended to provide legal, tax or investment advice or to avoid legal penalties that may be imposed under U.S. federal tax laws. Investors should contact their own legal or tax advisors to learn more about the rules that may affect individual situations.
The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. The value of commodity-linked investments such as the MLPs and energy infrastructure companies (including Midstream MLPs and energy infrastructure companies) in which the Fund invests are subject to risks specific to the industry they serve, such as fluctuations in commodity prices, reduced volumes of available natural gas or other energy commodities, slowdowns in new construction and acquisitions, a sustained reduced demand for crude oil, natural gas and refined petroleum products, depletion of the natural gas reserves or other commodities, changes in the macroeconomic or regulatory environment, environmental hazards, rising interest rates and threats of attack by terrorists on energy assets, each of which could affect the Fund’s profitability.
MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership. If an MLP were to be obligated to pay federal income tax on its income at the corporate tax rate, the amount of cash available for distribution would be reduced and such distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends received (as dividend income, return of capital, or capital gain).
In addition, investing in MLPs involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. Such companies may trade less frequently than larger companies due to their smaller capitalizations which may result in erratic price movement or difficulty in buying or selling.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
2018 Annual Report7

Center Coast Brookfield MLP & Energy Infrastructure Fund

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2018 and subject to change based on subsequent developments.
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Center Coast Brookfield MLP & Energy Infrastructure Fund
Portfolio Characteristics (Unaudited)
September 30, 2018

PORTFOLIO STATISTICS
Annualized distribution rate[1]	13.27%
Percentage of leveraged assets	31.02%
Total number of holdings	26

Asset Allocation by Sector	Percent of Net Assets
Master Limited Partnerships
Diversified Midstream	33.7%
Petroleum Transportation & Storage	30.1%
Gathering & Processing	21.2%
Natural Gas Transportation & Storage	13.8%
Total Master Limited Partnerships	98.8%
Common Stocks
Midstream C-corps	29.2%
Petroleum Transportation & Storage	0.7%
Total Common Stocks	29.9%
Private Equity Fund	16.0%
Liabilities in Excess of Other Assets	(44.7)%
Net Assets	100.0%

TOP TEN HOLDINGS
KKR Eagle Co-Invest LP	16.0%
Enterprise Products Partners LP	10.9%
Energy Transfer Partners LP	10.7%
Williams Companies, Inc.	9.9%
Targa Resources Corp.	9.4%
Enlink Midstream Partners LP	7.6%
NuStar Energy LP	7.5%
MPLX LP	7.0%
Plains All American Pipeline LP	6.9%
Western Gas Partners LP	6.3%

1The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by September 30, 2018 share price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital.
2018 Annual Report9

Center Coast Brookfield MLP & Energy Infrastructure Fund
Schedule of Investments
September 30, 2018

	Shares	Value
MASTER LIMITED PARTNERSHIPS – 98.8%
Diversified Midstream – 33.7%
Andeavor Logistics LP [1]	309,197	$ 15,014,606
Energy Transfer Partners LP [1]	1,374,214	30,590,003
Enterprise Products Partners LP [1]	1,088,716	31,278,811
MPLX LP [1]	577,026	20,011,262
Total Diversified Midstream		96,894,682
Gathering & Processing – 21.2%
CNX Midstream Partners LP	165,801	3,191,669
Crestwood Equity Partners LP [1]	110,117	4,046,800
DCP Midstream LP [1]	247,972	9,817,211
Enlink Midstream Partners LP [1]	1,175,751	21,915,999
Summit Midstream Partners LP [1]	255,338	3,651,333
Western Gas Partners LP [1]	417,272	18,226,441
Total Gathering & Processing		60,849,453
Natural Gas Transportation & Storage – 13.8%
EQT Midstream Partners LP	170,186	8,982,397
Spectra Energy Partners LP [1]	503,602	17,983,627
TC Pipelines LP [1]	419,166	12,713,305
Total Natural Gas Transportation & Storage		39,679,329
Petroleum Transportation & Storage – 30.1%
Buckeye Partners LP [1]	436,467	15,586,237
Enbridge Energy Partners LP	908,289	9,982,096
Magellan Midstream Partners LP [1]	224,776	15,221,831
NuStar Energy LP [1]	776,955	21,599,349
Phillips 66 Partners LP [1]	80,934	4,138,965
Plains All American Pipeline LP [1]	794,114	19,860,791
Total Petroleum Transportation & Storage		86,389,269
Total MASTER LIMITED PARTNERSHIPS (Cost $262,386,429)		283,812,733
COMMON STOCKS – 29.9%
Midstream C-corps – 29.2%
Kinder Morgan Inc.	519,200	9,205,416
ONEOK, Inc [1]	231,495	15,693,046
SemGroup Corp	175,284	3,865,012
Targa Resources Corp. [1]	476,950	26,857,055
Williams Companies, Inc.	1,040,717	28,297,095
Total Midstream C-corps		83,917,624
Petroleum Transportation & Storage – 0.7%
Enbridge Energy Management LLC [2]	175,983	1,921,739
Total COMMON STOCKS (Cost $76,650,504)		85,839,363

See Notes to Financial Statements.
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Center Coast Brookfield MLP & Energy Infrastructure Fund
Schedule of Investments (continued)
September 30, 2018

	Shares	Value
PRIVATE EQUITY FUND – 16.0%
KKR Eagle Co-Invest LP [3]		$ 45,800,000
Total PRIVATE EQUITY FUND (Cost $34,472,094)		45,800,000
Total Investments – 144.7% (Cost $373,509,027)		415,452,096
Liabilities in Excess of Other Assets – (44.7)%		(128,302,478)
TOTAL NET ASSETS – 100.0%		$ 287,149,618

	Number of Contracts	Notional Amount	Value
WRITTEN OPTIONS – (0.0)% [2]
Natural Gas Transportation & Storage – (0.0)%
TC Pipelines LP Call, 11/16/18, Strike $35.00 (Premium $27,997)	445	$ 1,557,500	$ (6,675)
Total WRITTEN OPTIONS			(6,675)

The following notes should be read in conjunction with the accompanying Schedule of Investments.
LP— Limited Partnership
LLC— Limited Liability Company

1	— All or a portion of this security is pledged as collateral for credit facility.
2	— Non-income producing security.
3	— This security is fair valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees (the “Board”). The security has been deemed illiquid by the Adviser pursuant to procedures adopted by the Fund's Board. As of September 30, 2018, the total value of all such securities was $45,800,000 or 16.0% of net assets. The security is in a non-unitized private investment fund that has commitments of $40,000,000, unfunded commitments of $2,300,000, does not permit redemptions, has expected life of 4.6 years, and invests solely in Veresen Midstream Limited Partnership. This security is characterized as a Level 3 security within the disclosure hierarchy.

See Notes to Financial Statements.
2018 Annual Report11

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statement of Assets and Liabilities
September 30, 2018

Assets:
Investments in securities, at value (cost $373,509,027)	$415,452,096
Cash	202,084
Receivable for investments sold	415,538
Prepaid expenses	112,255
Total assets	416,181,973
Liabilities:
Call options written, at fair value (premiums received $27,997)	6,675
Payable for credit facility (Note 9)	79,100,000
Payable for credit facility interest	37,766
Mandatory Redeemable Preferred shares ($0.01 par value, 2,000 shares isssued with liquidation preference of $25,000 per share, net of debt issuance costs of $896,892) (Note 8)	49,103,108
Dividends payable to Mandatory Redeemable Preferred shareholders	47,012
Investment advisory fee payable (Note 5)	338,134
Administration fee payable (Note 5)	51,980
Trustees' fee payable	9,478
Accrued expenses	338,202
Total liabilities	129,032,355
Commitments and contingencies (Note 11)
Net Assets	$287,149,618
Composition of Net Assets:
Paid-in capital	$365,662,698
Accumulated distributable earnings	(78,513,080)
Net Assets	$287,149,618
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	30,252,372
Net asset value per share	$ 9.49

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statements of Operations
For the Period Ended September 30, 2018

	For the Ten Months Ended September 30, 2018*	For the Fiscal Year Ended November 30, 2017
Investment Income (Note 2):
Distributions from master limited partnerships	$ 19,944,577	$ 24,029,080
Dividends	2,246,722	2,763,153
Total dividends and distributions	22,191,299	26,792,233
Less return of capital distributions from master limited partnerships	(19,944,577)	(24,029,080)
Less return of capital distributions from corporations	(1,266,604)	(2,430,961)
Net dividends and distributions	980,118	332,192
Interest	2,134	2,011
Miscellaneous Income	24,131	134,892
Total income	1,006,383	469,095
Expenses:
Investment advisory fees (Note 5)	3,246,892	3,801,079
Administration fees (Note 5)	293,206	152,831
Professional fees	422,375	422,959
Trustees' fees	103,609	135,000
Reports to shareholders	95,418	46,232
Fund support servicing fees (Note 5)	88,966	249,587
Fund accounting fees	67,982	—
Miscellaneous	54,707	187,087
Registration fees	28,523	—
Insurance	23,526	50,259
Transfer agent fees	22,224	17,804
Custodian fees	16,484	24,627
Franchise taxes	4,816	16,913
Total operating expenses	4,488,728	5,104,378
Interest expense on credit facility	1,769,184	1,407,792
Amortization of preferred shares issuance costs	93,602	112,383
Dividends to Mandatory Redeemable Preferred shareholders	1,786,520	2,145,000
Total expenses	8,138,034	8,769,553
Net investment loss	(7,131,651)	(8,300,458)
Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	3,575,892	7,499,788
Option contracts	—	294,695
Net realized gain	3,575,892	7,794,483
Net change in unrealized appreciation (depreciation) on:
Investments	32.782,102	(15,676,839)
Option contracts	21,322	—
Net change in unrealized appreciation (depreciation)	32,803,424	(15,676,839)
Net realized and unrealized gain (loss) on investments and option contracts	36,379,316	(7,882,356)
Net increase (decrease) in net assets resulting from operations	$ 29,247,665	$(16,182,814)

*	The Fund changed its fiscal year end from November 30 to September 30.

See Notes to Financial Statements.
2018 Annual Report13

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statements of Changes in Net Assets

	For the Ten Months Ended September 30, 2018*	For the Fiscal Year Ended November 30, 2017	For the Fiscal Year Ended November 30, 2016
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment loss	$ (7,131,651)	$ (8,300,458)	$ (4,813,741)
Net realized gain (loss) on investment transactions	3,575,892	7,794,483	(77,005,437)
Net change in unrealized appreciation (depreciation) on investments and option contracts	32,803,424	(15,676,839)	112,642,003
Net increase (decrease) in net assets resulting from operations	29,247,665	(16,182,814)	30,822,825
Distributions to Common Shareholders:
Distributable earnings	(9,432,436)	—	—
Return of capital	(17,227,927)	(28,115,028)	(25,037,804)
Total distributions paid	(26,660,363)	(28,115,028)	(25,037,804)
Capital Share Transactions:
Proceeds from shares sold, net of offering costs (Note 7)	53,952,269	39,801,416	10,662,958
Reinvestment of distributions	799,452	1,188,289	708,293
Net increase in net assets from capital stock transactions	54,751,721	40,989,705	11,371,251
Total increase (decrease) in net assets	57,339,023	(3,308,137)	17,156,272
Net Assets:
Beginning of period	229,810,595	233,118,732	215,962,460
End of period	$287,149,618	$229,810,595	$233,118,732
Share Transactions:
Shares issued (Note 7)	5,571,911	3,711,880	937,968
Shares reinvested	22,388	8,033	24,962
Shares reinvested on the open market	(22,388)	(8,033)	(24,962)
Shares reinvested at net asset value	87,353	112,141	68,596
Net increase in shares outstanding	5,659,264	3,824,021	1,006,564

*	The Fund changed its fiscal year end from November 30 to September 30.

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Statements of Cash Flows
For the Period Ended September 30, 2018

	For the Ten Months Ended September 30, 2018*	For the Fiscal Year Ended November 30, 2017
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 29,247,665	$ (16,182,814)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(185,107,045)	(156,787,875)
Proceeds from disposition of long-term portfolio investments	127,979,756	136,481,505
Net purchases and sales of short-term portfolio investments	687,379	53,110
Return of capital distributions from master limited partnerships	19,944,577	24,029,080
Return of capital distributions from corporations	1,266,604	2,430,961
Return of capital distributions from private equity fund	913,196	—
(Increase) Decrease in cash on deposit with brokers	—	155,579
Decrease dividends and interest receivable	24	41,882
Decrease in receivable for investments sold	(415,538)	—
Decrease in prepaid expenses	3,561	—
Decrease in federal and state taxes receivable	—	4,757,674
Increase in other assets	—	(27,518)
Increase in payable for credit facility interest	(376,263)	1,373
Increase in dividends payable to Mandatory Redeemable Preferred shareholders	47,012	—
Increase (Decrease) in investment advisory fee payable	49,950	(6,859)
Increase in administration fee payable	51,980	—
Decrease in trustees' fee payable	9,478	—
Increase (Decrease) in accrued expenses	66,506	(18,118)
Amortization of preferred shares issuance costs	93,602	112,383
Net change in unrealized appreciation on investments and option contracts	(32,803,424)	(7,794,483)
Net realized gain (loss) on investments	(3,575,892)	15,676,839
Net cash provided by (used for) operating activities	(41,916,872)	2,922,719
Cash flows provided by (used for) financing activities:
Net cash provided by credit facility	12,600,000	39,251,428
Net cash provided by (used for) proceeds from shares sold	55,332,459	(26,926,739)
Distributions paid to common shareholders, net of reinvestments	(25,860,911)	(15,200,000)
Net cash provided by (used for) financing activities	42,071,548	(2,875,311)
Net increase in cash	154,676	47,408
Cash at beginning of period	47,408	—
Cash at end of period	$ 202,084	$ 47,408
Supplemental Disclosure of Cash Flow Information:
Interest payments for the ten months ended September 30, 2018 and fiscal year ended November 30, 2017 totaled $2,145,447 and $3,663,802, respectively.
Non-cash financing activities not included consist of reinvestments of dividends and distributions for the ten months ended September 30, 2018 and fiscal year ended November 30, 2017 of $799,452 and $103,819, respectively.
* The Fund changed its fiscal year end from November 30 to September 30.

See Notes to Financial Statements.
2018 Annual Report15

Center Coast Brookfield MLP & Energy Infrastructure Fund
Financial Highlights

	For the Ten Month Period Ended September 30,	For the Fiscal Years Ended November 30,				For the Period September 26, 2013[1] through November 30,
	2018*	2017	2016	2015	2014	2013
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.34	$ 11.22	$ 10.93	$ 20.11	$ 19.31	$ 19.06[2]
Net investment loss[3]	(0.25)	(0.37)	(0.24)	(0.30)	(0.24)	(0.04)
Return of capital[3]	0.75	1.19	1.10	1.17	0.81	0.24
Net realized and unrealized gain (loss) on investments[3,6]	0.59	(1.45)	0.68	(8.80)	1.58	0.15
Net increase (decrease) in net asset value resulting from operations	1.09	(0.63)	1.54	(7.93)	2.15	0.35
Distributions to Common Shareholders:
Distributions from net investment income/distributable earnings	(0.33)	—	—	—	(1.18)	—
Return of capital distributions	(0.61)	(1.25)	(1.25)	(1.25)	(0.17)	(0.10)
Total distributions paid	(0.94)	(1.25)	(1.25)	(1.25)	(1.35)	(0.10)
Net asset value, end of period	$ 9.49	$ 9.34	$ 11.22	$ 10.93	$ 20.11	$ 19.31
Market price, end of period	$ 9.42	$ 9.20	$ 11.58	$ 11.09	$ 19.49	$ 18.46
Total Investment Return based on Net asset value#	12.33% [10]	-6.59%	15.62%	-40.75% [7]	11.94%	1.88% [10]
Total Investment Return based on Market price†	13.20% [10]	-10.85%	17.61%	-37.97% [7]	13.49%	-7.18% [10]
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$287,150	$229,811	$233,119	$215,962	$297,927	$286,009
Ratio of expenses (benefit) to average net assets[4]	3.68% [11]	3.51%	2.90%	(4.96)%	8.55%	8.25% [11]
Ratio of expenses to average net assets (excluding deferred tax benefit)	3.68% [11]	3.51%	2.83%	2.53%	2.26%	2.08% [11]
Ratio of expenses to average net assets (excluding deferred tax benefit and interest expense)	2.03% [11]	2.04%	2.06%	2.00%	1.85%	1.84% [11]
Ratio of net investment loss to average net assets[4]	(3.22)% [11]	(3.33)%	(2.32)%	(1.82)%	(1.18)%	(1.31)% [11]
Ratio of expenses (benefit) to average managed assets[5]	2.51% [11]	2.31%	2.06%	(3.46)%	6.08%	6.34% [11]
Portfolio turnover rate	33% [10]	36%	62%	91%	105%	18% [10]
Credit facility, end of period (000's)	$ 79,100	$ 66,500	$ 81,700	$ 79,600	$129,000	$100,500
Total amount of preferred shares outstanding (000's)	$ 50,000	$ 50,000	$ 50,000	$ —	$ —	$ —
Asset coverage per $1,000 unit of senior indebtedness[8]	$ 3,224	$ 2,973	$ 2,770	$ 3,949	$ 3,310	$ 3,846
Asset coverage per preferred shares[9]	$168,575	$139,905	$141,559	$ —	$ —	$ —
Liquidating preference for preferred shares	$ 25,000	$ 25,000	$ 25,000	$ —	$ —	$ —

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV , if any. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
*	Following the close of business on February 2, 2018, Brookfield Investment Management Inc. replaced Center Coast Capital Advisors, LP as the investment adviser to the Fund. Amounts shown are for the ten month period ended September 30, 2018 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[1]	Commencement of operations.
[2]	Initial public offering price of $20.00 per share less underwriting discounts of $0.90 per share and offering costs of $0.04 per share.
[3]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[4]	Includes the deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and realized and unrealized gain (loss).
[5]	Average managed assets represent the total assets of the Fund, including the assets attributable to the proceeds from any forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.
[6]	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.
[7]	Includes dilution (net of offering costs) of approximately $1.11 to NAV per share resulting from the Fund's transferrable rights offering, which expired on April 17, 2015. In connection with such offering, the Fund issued 4,938,969 additional common shares at the subscription price per share below the then-current NAV per share of the Fund.
[8]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[9]	Represents the total value of total assets less liabilities, not including preferred shares divided by the total number of preferred shares.
[10]	Not annualized.
[11]	Annualized.

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements
September 30, 2018

1.Organization
Center Coast Brookfield MLP & Energy Infrastructure Fund (the ‘‘Fund’’) is a non-diversiﬁed, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a statutory trust on May 3, 2013, pursuant to a Certiﬁcate of Trust, and is governed by the laws of the state of Delaware. The Fund commenced operations on September 26, 2013.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund. On February 2, 2018, Center Coast Capital Advisors, LP, the Fund’s former investment adviser, was acquired by BIM and Center Coast MLP & Infrastructure Fund was renamed “Center Coast Brookfield MLP & Energy Infrastructure Fund.”
The investment objective of the Fund is to provide a high level of total return with an emphasis on distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) and energy infrastructure companies. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset values may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads,
2018 Annual Report17

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
18Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Valuation Committee uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider, who is subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of September 30, 2018:
Description	Level 1	Level 2	Level 3	Total
Assets:
Master Limited Partnerships	$ 283,812,733	$ —	$ —	$ 283,812,733
Common Stocks	85,839,363	—	—	85,839,363
Private Equity Fund	—	—	45,800,000	45,800,000
Total Assets	$ 369,652,096	$ —	$ 45,800,000	$ 415,452,096
Liabilities:
Option contracts	$ (6,675)	$ —	$ —	$ (6,675)
Total Liabilities	$ (6,675)	$ —	$ —	$ (6,675)
For further information regarding security characteristics, see the Schedule of Investments.
The fair value of the Fund’s credit facility, which qualifies as a financial instrument under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $79,100,000 presented in the Statement of Assets and Liabilities. As of September 30, 2018, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
2018 Annual Report19

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

The table below shows the significant unobservable valuation inputs that were used by the Adviser’s Valuation Committee to fair value these Level 3 investments as of September 30, 2018.
	Quantitative Information about Level 3 Fair Value Measurements
Type of Security	Value as of September 30, 2018	Valuation Approach	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input(1)
Private Equity Fund	$45,800,000	Market Approach	Guideline Public Company	EBITDA Multiple Liquidity Discount	11.5x 12.5%	Increase Decrease

		Income Approach	Discounted Cash Flow	Discount Rate	10.5%	Decrease
				Exit EBITDA Multiple	12.0x	Increase
				Liquidity Discount	12.5%	Decrease

(1) The impact represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
The Fund uses two valuation methodologies in determining the fair value of its private investment in KKR Eagle Co-Invest LP (“the partnership”). The first methodology is a market comparables analysis that considers key financial inputs, current valuations of comparable public companies and other available measures. The second methodology is a discounted cash flow analysis, which uses the projected cash flows of the partnership to estimate the enterprise value and equity value attributable to the Fund’s interest. Such cash flows include a terminal value for the portfolio company, which is typically based on an Earnings Before Interest, Tax, Depreciation and Amortization ("EBITDA") multiple derived from market comparables and relevant precedent M&A transactions. A present value of these cash flows is determined by using estimated discount rates (a weighted average cost of capital or the expected return market participants would require of similar public securities).
As part of the valuation process, the Fund estimates operating results of the partnership (including EBITDA and unlevered cash ﬂow). These estimates utilize inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for the partnership. The Fund also consults with management of the partnership to develop these financial projections. These estimates are sensitive to changes in assumptions speciﬁc to the partnership as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability (liquidity discount), selection of comparable publicly-traded companies, selection of relevant M&A transactions, selected ranges for valuation multiples, and expected required rates of return (discount rates).
When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis, and the manner of realization for the investment. The fair value for this private investment is derived from a valuation based 50% on market comparables and 50% on a discounted cash flow analysis.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
20Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

Investments in Securities	Private Equity Fund
Balance as of November 30, 2017	$43,904,880
Change in unrealized appreciation	2,808,316
Return of capital distributions	(913,196)
Balance as of September 30, 2018	$45,800,000
Change in unrealized gains or losses relating to assets still held at the reporting period	$ 2,808,316
Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Return of Capital Estimates: A distribution received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the ten months ended September 30, 2018, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions to Common Shareholders: The Fund’s dividend distribution policy is intended to provide monthly distributions to its common shareholders at a rate that over time is similar to the distribution rate the Fund receives from the MLPs in which it invests, without offset for the expenses of the Fund. The Fund is not required to make such distributions and therefore the amount, if any, and/or the frequency of payment is subject to change. The amount of the Fund’s distributions is based on, among other considerations, distributions the Fund actually
2018 Annual Report21

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

receives from portfolio investments, including returns of capital, and estimated future cash flows. Because the Fund’s distribution policy takes into consideration estimated future cash flows from its underlying holdings, and to permit the Fund to maintain a stable distribution rate, the Fund’s distributions may exceed, or be below the amount the Fund actually receives from its portfolio investments. Additionally, since the Fund’s distribution rate is not derived from the Fund’s investment income or loss, the Fund’s distributions may not represent yield or investment return on the Fund’s portfolio. To the extent that the distributions paid exceed the distributions the Fund has received, the distributions will reduce the Fund’s net assets. Consequently, the Fund may maintain cash reserves, borrow or may be required to sell certain investments at times when it would not otherwise be desirable to do so in order to pay the expenses of the Fund. The Fund is not required to make such distributions and, as a result, the Fund could in the future decide not to make such distributions or not to make distributions at a rate that over time is similar to the distribution rate that it receives from the MLPs in which it invests. Furthermore, unlike the MLPs in which it invests, the Fund is not a pass through entity. Consequently, the tax characterization of the distributions paid by the Fund, as dividend income or return of capital, may differ greatly from those of the underlying MLPs.
Distributions, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. For the ten months ended September 30, 2018, the Fund estimates that its distributions will be largely characterized as return of capital. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2019.
The portion of the Fund’s distributions that may be classified as return of capital is uncertain and can be materially impacted by events that are not subject to the control of the Fund’s Adviser (e.g., mergers, acquisitions, reorganizations and other capital transactions occurring at the individual MLP level, changes in the tax characterization of distributions received from the MLP investments held by the Fund, changes in tax laws, etc.). The return of capital portion may also be impacted by the Fund’s strategy, which may recognize gains on its holdings. Because of these factors, the portion of the Fund’s distributions that are classified as return of capital may vary materially from year to year. Accordingly, there is no guarantee that future distributions will maintain the same classification for tax purposes as past distributions.
The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from GAAP. These differences between book-basis and tax-basis are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.
Energy Industry Concentration Risk: A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry. As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences effecting the energy industry.
3.Derivative Instruments
Equity Option Contracts
When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added
22Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.
When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.
In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts, and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”).
Derivatives	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gain	Net Change in Unrealized Appreciation
Equity option contracts	Option contracts	$—	$21,322
The monthly average notional value of written option contracts outstanding during the ten months ended September 30, 2018 was $159,250.
4.Federal Income Tax Information
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. On December 22, 2017 ("Date of Enactment"), President Trump signed tax reform legislation, which includes a broad range of tax reform provisions. The federal income tax rate for corporations changed to 21% for taxable years beginning after December 31, 2017. The change in federal income tax rate is recorded on the Date of Enactment. As a result of the tax legislation enacted on December 22, 2017, the Fund adjusted its estimates of its net deferred tax asset balance to reflect the reduction in the corporate rate from 35% to 21%. The Fund’s net deferred tax asset balance was reduced, and continued to be completely offset by a full valuation allowance. The Fund is currently using an estimated tax rate of 2.36% for state and local tax.
The Fund's income tax provision consists of the following as of September 30, 2018:
Deferred tax expense (benefit)
Federal	$ 6,439,331
State	694,587
Change in valuation allowance	(7,133,918)
Total deferred tax expense	$ —
2018 Annual Report23

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:
	Amount	Rate
Application of statutory income tax rate	$ 6,551,479	22.40%
State income taxes net of federal benefit	689,877	2.36%
Effect of permanent & temporary differences	(107,438)	(0.37)%
Change in federal rate due to tax reform	10,854,745	37.11%
Change in valution allowance	(17,988,663)	(61.50)%
Total income tax expenses	$ —	—%
For the ten months ended September 30, 2018, the Fund’s effective tax rate of 0.00% differed from the combined federal and state statutory tax rate of 24.76% mainly due to the change in valuation allowance primarily as a result of the change in unrealized appreciation.
The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled.
Components of the Fund's deferred tax assets and liabilities as of September 30, 2018 are as follows:
Amount
Deferred tax assets:
Net operating loss carryforward (tax basis)	$ 7,883,736
Capital loss carryforward (tax basis)	17,272,449
Other future deductible difference	462,623
Valuation Allowance	(12,338,871)
Total deferred tax assets	13,279,937
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(13,279,937)
Total net deferred tax liability	$ —
To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by Accounting Standard Codification (“ASC”) 740, Income Taxes (ASC 740), it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance are: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, forecasts of future MLP distributions, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. Based on the Fund’s assessment, it has determined that in the future it is more likely than not that the fund will not generate the necessary appropriate character of income within the relevant carryforward periods to realize its deferred tax assets. As of September 30, 2018, the Fund has determined that a valuation allowance of $12,338,871 was required as stated in the table above.
24Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

In making this assessment, significant reliance was placed on forecasts and estimates as to the Fund’s MLP investments. In conjunction with work performed by qualified independent tax consultants, the Fund utilized historical information and other information about the specific MLP fund holdings to project and forecast future distributions and related tax implications.
The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax asset/(liability). Such estimates as well as estimates made in connection with MLP distribution forecasts are made in good faith.
From time to time, and as new information becomes available, the Fund will modify its forecasts, estimates or assumptions regarding its deferred tax liability or asset.
Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Such changes could have a material impact on the Fund’s NAV and results of operations with respect to the Fund’s shareholders in the period it is recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax asset or liability had been established.
The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statement of Operations. As of September 30, 2018, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.
The Fund files income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.
As of September 30, 2018, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:
Amount
Expiration Date:
09/30/2035	$13,600,121
09/30/2036	7,495,732
09/30/2037	7,197,063
09/30/2038	5,396,399
Total	$33,689,315
As of September 30, 2018, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:
Amount
Expiration Date:
09/30/2021	$73,809,799
Total	$73,809,799
2018 Annual Report25

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

As of September 30, 2018, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$358,793,481	$68,368,302	$(11,716,362)	$56,651,940
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from MLP K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.
5.Investment Advisory Agreement and Transactions with Related Party Transactions
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”). The rate was effective for the ten month period ended September 30, 2018.
Effective April 6, 2018, the Fund entered into an administration agreement (the “Administration Agreement”) with the Adviser pursuant to which the Adviser provides administrative services reasonably necessary for the Fund’s operations, other than those services that the Adviser provides to the Fund pursuant to the Advisory Agreement. For its services under the Administration Agreement, the Adviser receives from the Fund an annual fee equal to 0.15% of its average weekly Managed Assets, payable monthly. Prior to April 6, 2018, UMB Fund Services, Inc. served as the Fund’s administrator pursuant to an administration agreement.
Effective April 6, 2018, the Adviser entered into a sub-administration agreement (the “Sub-Administration Agreement”) with U.S. Bancorp Fund Services, LLC, (“USBFS”) pursuant to which USBFS acts as the sub-administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. In addition, pursuant to a fund accounting servicing agreement (the “Fund Accounting Servicing Agreement”), USBFS also acts as the fund accountant for the Fund. USBFS provides certain accounting services to the Fund including, among other responsibilities, portfolio accounting services; expense accrual and payment services; fund valuation and financial reporting services; tax accounting services; and compliance control services.
Pursuant to the Sub-Administration Agreement and Fund Accounting Servicing Agreement, as compensation for its services, USBFS receives from the Adviser, as administrator to the Fund, an annual fee based upon the average net assets for the Brookfield fund complex of: 0.04% on the first $2 billion, 0.035% on the next $2 billion, 0.03% on the next $2.5 billion and 0.02% on the remaining assets, with a minimum annual fee for the Brookfield fund complex of $534,000.
From inception of the Fund until the close of business on February 2, 2018, HRC Portfolio Solutions provided investor relations support services in connection with the on-going operation of the Fund pursuant to a fund support services agreement (the “Fund Support Services Agreement”). Following the close of business on February 2, 2018, Brookfield acquired certain assets of HRC Fund Associates, LLC and HRC Portfolio Solutions, LLC (the "HRC Asset Acquisition"). Upon the closing of the HRC Asset Acquisition, the Adviser began
26Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

providing such support services pursuant to a new fund support services agreement (the “New Fund Support Services Agreement”). Such services included providing assistance with communicating with and responding to inquiries from professional financial intermediaries, communicating with the NYSE specialist for the Common Shares and with the closed-end fund analyst community regarding the Fund, assisting with the formatting, development and maintenance of the Fund’s website, assisting with administrative and accounting issues with respect to the Fund and assisting in investor communications for the Fund. Pursuant to the New Fund Support Services Agreement, the Fund paid a monthly fee at an annual rate of 0.10% of the Fund’s average daily net assets for each month during which the Fund’s average daily net assets are $500 million or less and 0.15% of the Fund’s average daily net assets for each month during which the Fund’s average daily net assets are more than $500 million. The Fund Support Services Agreement was terminated upon the closing of the HRC Asset Acquisition on February 2, 2018. The New Fund Support Services Agreement terminated effective April 6, 2018. For the ten months ended September 30, 2018 and the fiscal year ended November 30, 2018, fund support servicing fees incurred are disclosed on the Statement of Operations.
Certain officers and/or trustees of the Fund are officers and/or employees of the Adviser.
6.Purchases and Sales of Investments
For the ten months ended September 30, 2018, purchases and sales of investments, excluding short-term securities, were $185,107,045 and $127,979,756, respectively.
7.Capital Stock
The Fund is authorized to issue unlimited common shares of beneﬁcial interest, par value of $0.01 per share (“Common Shares”). As of September 30, 2018, the shares outstanding were 30,252,372. Of the 30,252,372 shares outstanding as of September 30, 2018 for the Fund, the Adviser owned 13,250 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining shareholder approval. The Board, without any action by the shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue.
The Common Shares have no preemptive, conversion, exchange or redemption rights. The Common Shares have equal voting, dividend, distribution and liquidation rights, are fully paid and non-assessable. Shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Common Shares are listed on the New York Stock Exchange under the symbol “CEN.” The Fund has entered into a distribution agreement, dated May 27, 2016, which was amended and restated as of August 18, 2017 and May 8, 2018, with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Fund may offer and sell up to 15,173,943 Common Shares, from time to time, through the Distributor, as agent for the Fund, in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended. The minimum price at which such Common Shares may be sold may not be less than the current NAV per Common Share plus any commissions to be paid to the distributor. For the ten months ended September 30, 2018, the Fund issued 5,571,911 shares under this “at the market” program at an average price of $9.6829 per share.
On May 17, 2018, the Board approved a share repurchase plan. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2018. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund’s shares and the net asset value per share. As of September 30, 2018, the Fund has not repurchased any shares under the share repurchase plan.
2018 Annual Report27

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

8.Mandatory Redeemable Preferred Shares
On September 22, 2016, the Fund completed a private placement of 2,000 shares of Series A Mandatory Redeemable Preferred Shares (“MRP Shares”). Each MRP Share has a liquidation preference of $25,000, resulting in an aggregate liquidation preference of $50,000,000 for all MRP Shares. The MRP Shares pay quarterly cash dividends at a rate of 4.29% per annum. The MRP Shares have a redemption date of September 26, 2026.
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the life of the MRP Shares. Amortization of these costs are disclosed on the Statement of Operations and the unamortized balance is included within Mandatory Redeemable Preferred shares on the Statement of Assets and Liabilities.
The average aggregate liquidation preference outstanding and the average annualized dividend rate of the MRP Shares during the ten months ended September 30, 2018 and the fiscal year ended November 30, 2018 were $25,000 and 4.29%, respectively.
The Fund is subject to certain restrictions relating to the MRP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could cause increases in the dividends rate paid, preclude the Fund from declaring any dividends to common shareholders or purchasing common shares, and/or could trigger the mandatory redemption of MRP Shares at liquidation preference.
The liquidation preference of MRP Shares, which are considered debt of the Fund for financial reporting purposes, is recorded as a liability under the caption Mandatory Redeemable Preferred Shares on the Statement of Assets and Liabilities. Unpaid dividends on MRP Shares are disclosed on the Statement of Assets and Liabilities. Distributions paid on MRP Shares are disclosed on the Statement of Operations.
9.Credit Facility
The Fund has entered into a revolving credit agreement (the “Credit Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNPP”) pursuant to which the Fund may borrow up to a maximum commitment amount of (1) $75,000,000 under a 179-day facility plus (2) additional amounts on a demand basis subject to the amount of the Fund’s pledged collateral and the limits imposed by the 1940 Act. The Fund pays interest in the amount of 0.95% plus the 1-month London Interbank Offered Rate on the amount outstanding and 0.70% on the line of credit that is unused. Under the Credit Agreement, the Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the Credit Agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements or maintain other ﬁnancial covenants required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of portfolio securities at potentially inopportune times.
The Fund had outstanding borrowings of $79,100,000 as of September 30, 2018. The Fund borrowed an average daily balance of approximately $74,263,816 at a weighted average borrowing cost of 2.83% for the ten months ended September 30, 2018.
10.Other Risks
Liquidity Risk: The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difﬁcult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.
28Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

Market and Credit Risks: In the normal course of business, the Fund trades ﬁnancial instruments and enters into ﬁnancial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Master Limited Partnership Risk: Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conﬂicts of interest between the MLP and the MLP’s general partner, cash ﬂow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.
Non-Diversiﬁcation Risk: The Fund is non-diversiﬁed, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversiﬁed mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Private Investment Risk: The Fund may invest in unregistered or restricted securities, including private investment in public equities (“PIPE”). Unregistered or restricted securities may not be readily marketable and are often more difficult to value. Further, the Advisor may not have timely or accurate information about the business, financial condition and results of operations which may adversely affect the Advisor’s ability to value those investments. PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a ﬁxed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private ﬁnancing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.
Portfolio Concentration Risk: The Fund concentrates its investments in the energy sector, and therefore is susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to speciﬁc risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
Leverage Risk: The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. When the Fund uses leverage, the Fund will experience a greater increase in its NAV if the securities acquired increase in value, but it will also experience a correspondingly larger decline in its NAV if the securities acquired decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. There is no assurance that a Fund’s leveraging strategy will be successful.
Tax Risks: Tax risks associated with investments in the Fund include but are not limited to the following:
Fund Structure Risk: The Fund is taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 21%), and will also be subject to state and local income taxes.
2018 Annual Report29

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

MLP Tax Risk: MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Tax Estimation/NAV Risk: In calculating the Fund’s NAV, the Fund is, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance reduces the Fund’s NAV. The Fund may also record a deferred tax asset balance, which reﬂects an estimate of the Fund’s future tax beneﬁt associated with net operating losses and/or unrealized losses. Any deferred tax asset balance increases the Fund’s NAV to the extent it exceeds any valuation allowance. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of ﬁnancial statement reporting and determining its NAV to the extent it exceeds any valuation allowance. The estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary signiﬁcantly from the Fund’s actual tax liability or beneﬁt, and, as a result, the determination of the Fund’s actual tax liability or beneﬁt may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modiﬁcations in estimates or assumptions may have a material impact on the Fund’s NAV.
11.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distributions: The Fund’s Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.1042	October 17, 2018	October 25, 2018
$0.1042	November 14, 2018	November 21, 2018
30Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Notes to Financial Statements (continued)
September 30, 2018

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
2018 Annual Report31

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Report of Independent Registered Public Accounting Firm
September 30, 2018

To the shareholders and Board of Trustees of Center Coast Brookfield MLP & Energy Infrastructure Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Center Coast Brookfield MLP & Energy Infrastructure Fund (the “Fund”), including the schedule of investments as of September 30, 2018, the related statements of operations, changes in net assets, and cash flows, and the financial highlights for the period from December 1, 2017 through September 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations, the changes in its net assets, and the financial highlights for the period from December 1, 2017 through September 30, 2018, in conformity with accounting principles generally accepted in the United States of America.
The statements of operations and cash flows for the year ended November 30, 2017, statements of changes in net assets for each of the two years in the period ended November 30, 2017, and the financial highlights for each of the four years in the period ended November 30, 2017 and for the period from September 26, 2013 (commencement of operations) through November 30, 2013 were audited by other auditors whose report dated January 29, 2018, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Chicago, Illinois
November 29, 2018
We have served as the auditor of one or more of Brookfield Investment Management investment companies since 2011.
32Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Compliance Certification (Unaudited)
September 30, 2018

On May 21, 2018, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2018 Annual Report33

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Information Concerning Trustees and Officers (Unaudited)
September 30, 2018

The following tables provide information concerning the trustees and officers of the Fund.
Trustees of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Interested Trustee Class I Trustee to serve until 2021 Annual Meeting of Shareholders:
David Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served since 2018	Director/Trustee of several investment companies advised by the Adviser (2017 - Present); Director of Brookfield Investment Management UK Ltd. (2017-Present); Director of Brookfield Investment Management (Canada) Inc. (2017-Present); President of the Adviser (2016-Present); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10
Independent Trustees Class II Trustee to serve until 2019 Annual Meeting of Shareholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee and Independent Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served Since 2018	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	10
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2018	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, Newcastle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10
34Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Information Concerning Trustees and Officers (Unaudited) (continued)
September 30, 2018

Name, Address and Year of Birth	Position(s) Held with Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex
Independent Trustees Class III Trustee to serve until 2020 Annual Meeting of Shareholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2018	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	10
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served Since 2018	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & CEO of Capstak, Inc. (2014-Present); Chairman of Capstak, Inc. (2016-Present).	10
2018 Annual Report35

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Information Concerning Trustees and Officers (Unaudited) (continued)
September 30, 2018

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2018	President of several investment companies advised by the Adviser (2014-Present); General Counsel of the Adviser (October 2017 - Present); Managing Director (2014-Present), Assistant General Counsel (2010-Present) and Head of Legal and Funds (April 2017-October 2017) of the Adviser; Director of the Adviser (2010-2014); Corporate Secretary of Brookfield Investment Management Inc. (2017-Present); Corporate Secretary of Brookfield Investment Management UK Ltd. (2017-Present); Corporate Secretary of Brookfield Investment Management (Canada) Inc. (2017-Present); Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since 2018	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Administration and Accounting of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).
Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Served since 2018	Chief Compliance Officer of several investment companies advised by the Advisor (2017-Present); Director of Corporate Legal and Compliance at the Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Chief Compliance Officer of Brookfield Investment Management UK Ltd. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).
Casey Tushaus* c/o Brookfield Place,250 Vesey Street,New York, New York10281-1023Born: 1982	Assistant Treasurer	Served since 2018	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).
Mohamed Rasul* c/o Brookfield Place,250 Vesey Street,New York, New York10281-1023Born: 1981	Assistant Treasurer	Served since 2018	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014 -Present); Senior Accountant of the Adviser (2012-2014).
36Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Information Concerning Trustees and Officers (Unaudited) (continued)
September 30, 2018

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
2018 Annual Report37

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
38Brookfield Investment Management Inc.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
2018 Annual Report39

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 Northriver Center Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Stuart A. McFarland, Edward A. Kuczmarski, and Louis P. Salvatore each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski and Salvatore are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Registrant’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $71,500 for the fiscal year ended September 30, 2018.

The aggregate Audit Fees billed by the Registrant’s former independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), were $170,000 for the fiscal year ended November 30, 2017.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Registrant in the fiscal year ended September 30, 2018 for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements but are not reported as Audit Fees (“Audit-Related Fees”).

The aggregate Audit-Related Fees billed by PwC to the Registrant in the fiscal year ended November 30, 2017 were $14,250. The Audit-Related Fees listed in this Item 4(b) are related to agreed-upon procedures performed during the initial and secondary offerings of the Registrant and the issuance of consents by PwC with respect to corresponding registration statement filings.

For the Registrant’s two most recent fiscal years, September 30, 2018 and November 30, 2017, respectively, there were no Audit-Related Fees billed either by Deloitte or PwC for engagements related directly to the operations and financial reporting of the Registrant by a “Fund Service Provider.” A Fund Service Provider is any investment adviser to the Registrant, or any entity that provides ongoing services to the Registrant and is controlling, controlled by or under common control with such investment adviser.

(c)	Tax Fees

For the fiscal year ended September 30, 2018, the aggregate fees billed by Deloitte to the Registrant for tax compliance, tax advice and tax planning (“Tax Fees”) were $68,500. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

The aggregate Tax Fees billed by PwC to the Registrant in the fiscal year ended November 30, 2017 were $180,530. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

The Tax Fees billed by Deloitte and PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Registrant were $0 for the Registrant’s fiscal years ended September 30, 2018 and November 30, 2017, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s and PWC’s respective tax divisions except those services related to the audits. Typically, this category would include fees for tax compliance, tax advice, and tax planning services, which include, among other things, preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

All other fees billed by Deloitte and PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Registrant were $0 for the Registrant’s fiscal years ended September 30, 2018 and November 30, 2017, respectively.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Registrant must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Registrant without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Registrant. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte for the fiscal year ended September 30, 2018, for non-audit services rendered to the Registrant and Fund Service Providers were $208,500. For the fiscal year ended September 30, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $140,000, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Registrant, including fees billed by Deloitte to Brookfield Investment Management Inc. that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

There were no fees billed by PwC to the Registrant in the fiscal year ended November 30, 2017 for non-audit services rendered to the Registrant and Fund Service Providers.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services by the Registrant’s independent registered public accounting firm to the Registrant’s investment adviser, and any entity controlling, controlled, or under common control with the investment adviser that provided ongoing services to the Registrant that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) were compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally views proxy voting as a way to enhance the value of the company’s stock held by Clients. Similarly, when voting on matters for which the Guidelines dictate a vote to be decided on a case-by-case basis, BIM’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines.    The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

●

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

●	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
●	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

●

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

●

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors/Trustees of its affiliated funds (the “Funds”) describing:

●

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

●

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
●	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Trustees of BIM and to the Boards of Directors/Trustees of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Dan C. Tutcher – Managing Director and Portfolio Manager

Managing Director and Portfolio Manager. Mr. Tutcher is a Portfolio Manager on the energy infrastructure securities team. Prior to joining the Adviser, he was a founder and Principal at Center Coast since its inception in 2007 and also served on its investment committee. He has over 40 years of industry experience owning, operating and acquiring MLPs. Prior to founding Center Coast, Mr. Tutcher was President of Enbridge Energy Company, Inc. (“Enbridge”) and President and Director of Enbridge Energy Partners, L.P. Prior to that, he founded and served as Chairman of the Board, President and Chief Executive Officer of MidCoast Energy Resources (“MidCoast”), from its formation in 1992 until 2001, when Enbridge acquired MidCoast. In addition, Mr. Tutcher has been involved in the design, construction and operation of petroleum pipelines and all types of petroleum equipment and storage, as well as oil and gas exploration and production. Mr. Tutcher holds a B.B.A from Washburn University.

Robert T. Chisholm – Managing Director and Portfolio Manager

Managing Director and Portfolio Manager. Mr. Chisholm has 17 years of experience and is a Portfolio Manager on the energy infrastructure securities team. His responsibilities include research & analysis of individual MLPs, quantitative & qualitative analysis of MLP holdings, and trading. Prior to joining the Adviser, he served as Senior Portfolio Manager of Center Coast since its inception in 2007. Prior to that, Mr. Chisholm was in Morgan Keegan’s Energy Investment Banking Division (from 2006 to 2007) and a Senior Project Advisor at Enbridge Energy Partners, LP (from 2002 to 2006), where he advised on over $8 billion of MLP mergers and acquisitions. Mr. Chisholm began his career in the energy industry at Koch Industries, Inc. where he served in various roles in their Capital Market, Hydrocarbon and Midstream groups. Mr. Chisholm holds an M.B.A from the McCombs School of Business at the University of Texas and a B.B.A in Finance from Texas Christian University.

Jeff Jorgensen – Managing Director and Portfolio Manager

Jeff Jorgensen Managing Director and Portfolio Manager. Mr. Jorgensen is a Portfolio Manager on the energy infrastructure securities team. Prior to joining the Adviser, he served as Center Coast’s Director of Research since March 2014. As Director of Research, Mr. Jorgensen was responsible for leading Center Coast’s research efforts across all of its investment products and provided macro and micro investable analytics on energy infrastructure investments. Prior to that, Mr. Jorgensen served as an Executive Director in UBS’ Global Natural Resources Group focusing on MLPs and other oil and gas sub-sectors. During his tenure at UBS, he worked on over $20 billion of MLP and energy equity offerings, $10 billion of mergers and acquisitions transactions, and in excess of $20 billion of debt deals. Mr. Jorgensen’s previous experience includes working as an attorney for Bracewell & Giuliani and as an associate with Morgan Stanley’s Global Energy Group. He received a J.D. from the University of Texas School of Law and a B.A. in Economics from Rice University.

Management of Other Accounts

Mr. Tutcher manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Tutcher as of September 30, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed as of September 30, 2018	Total Assets in USD Millions as of September 30, 2018 (assets in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (assets in millions)
Dan C. Tutcher	Registered Investment Company	1	$ 2,594.2	—	$ —
	Other Pooled Investment Vehicles	—	$ —	1	$ 44.0
	Other Accounts	939	$ 878.7	—	$ —

Mr. Chisholm manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Chisholm as of September 30, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed as of September 30, 2018	Total Assets in USD Millions as of September 30, 2018 (assets in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (assets in millions)
Robert T. Chisholm	Registered Investment Company	1	$ 2,594.2	—	$ —
	Other Pooled Investment Vehicles	—	$ —	1	$ 44.0
	Other Accounts	1,085	$ 944.5	—	$ —

Mr. Jorgensen manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Jorgensen as of September 30, 2018 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed as of September 30, 2018	Total Assets in USD Millions as of September 30, 2018 (assets in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (assets in millions)
Jeff Jorgensen	Registered Investment Company	1	$ 2,594.2	—	$ —
	Other Pooled Investment Vehicles	—	$ —	1	$ 44.0
	Other Accounts	1,085	$ 944.5	—	$ —

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of September 30, 2018.

Dollar Range of Securities Owned
Dan C. Tutcher	Over $1,000,000
Robert T. Chisholm	$10,001 - $50,000
Jeff Jorgensen	$50,001 - $100,000

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. The Registrant’s investment adviser, Brookfield Investment Management Inc. (the “Adviser”), has adopted policies and procedures that are reasonably designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts. These potential conflicts include:

Allocation of Limited Time and Attention. As indicated in the tables above, the Portfolio Managers manage multiple accounts. As a result, the Portfolio Managers will not be able to devote all of their time to management of the Registrant. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Registrant.

Allocation of Limited Investment Opportunities. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Registrant. If the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Registrant may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the Portfolio Manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts. For example, the sale of a long position or establishment of a short position by an account may impair the price of the same security sold short by (and therefore benefit) the Adviser, its affiliates, or other accounts, and the purchase of a security or covering of a short position in a security by an account may increase the price of the same security held by (and therefore benefit) the Adviser, its affiliates, or other accounts.

Selection of Broker/Dealers. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Registrant or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide Portfolio Managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Registrant, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Registrant and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Registrant or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Registrant have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Portfolio Manager Compensation

The Portfolio Managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the Portfolio Managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Portfolio Managers varies in line with a Portfolio Manager’s seniority and position. The compensation of Portfolio Managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Adviser seeks to compensate Portfolio Managers commensurate with their responsibilities and performance, and in a manner that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation in the industry also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of the Portfolio Managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the firm and measured by individual and team-oriented performance guidelines. Awards under the Long Term Incentive Plan (LTIP) are approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the Portfolio Managers and other investment professionals has four primary components:

●	A base salary;
●	An annual cash bonus;
●	If applicable, long-term compensation consisting of restricted stock or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and
●	If applicable, long-term compensation consisting generally of restricted share units tied to the performance of funds managed by the Adviser.

The Portfolio Managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the Portfolio Managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	None.

(2)

A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	Not applicable.

(b)

A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	December 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date:	December 6, 2018

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date:	December 6, 2018